UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22374

Nuveen Mortgage Opportunity Term Fund 2

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report December 31, 2016

JLS
Nuveen Mortgage Opportunity Term Fund

JMT
Nuveen Mortgage Opportunity Term Fund 2

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets plunged, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances. Global economic growth remained lackluster overall, as the pace of U.S. growth remained consistently mediocre. China appeared to moderate its slowdown and low growth in Europe and Japan persisted.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, but the policy details and the timeline have yet to take shape. Furthermore, there could be potential downside risks if “Trumponomics” were to trigger a steeper rise in inflation or a trade war. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany, France and the Netherlands, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2017

4	NUVEEN

Portfolio Manager’s

Comments

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Fund Advisors, LLC (NFA), an affiliate of Nuveen, LLC. NFA is responsible for determining each Fund’s overall investment strategy and monitoring the performance of Wellington Management Company LLP (Wellington Management), the sub-adviser for both Funds. Wellington Management is responsible for implementing each Fund’s direct investments in mortgage-backed securities and other permitted investments. Michael F. Garrett serves as portfolio manager for these Funds. Here Michael talks about his management strategy and the performance of the Funds for the twelve-month reporting period ended December 31, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2016?

The restrained pace of growth that has defined the U.S. economic recovery since 2009 continued in the twelve-month reporting period. In the four calendar quarters of 2016, growth averaged below 2% (annualized), as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Weakness was more pronounced in the first half of the reporting period, as GDP growth averaged below 1.5% in the first two quarters. Although a short-term jump in exports contributed to a more robust gain of 3.5% in the third quarter, the drop in exports that followed widened the trade deficit, which dampened economic activity to a 1.9% annualized rate in the last three months of 2016, as reported by the “advance” estimate of the Bureau of Economic Analysis.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.7% in December 2016 from 5.0% in December 2015 and job gains averaged slightly above 200,000 per month for the past twelve months. Consumer spending surged in the second quarter of 2016, then decelerated somewhat in the second half of the reporting period. Moreover, as the cost of gasoline and rents climbed over 2016, inflation ticked higher. The Consumer Price Index (CPI) rose 2.1% over the twelve-month reporting period ended December 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

The housing market was another bright spot in the economy. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.6% annual gain in November 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial recording purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager’s Comments (continued)

Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.5% and 5.3%, respectively.

Business spending weakened in the first half of 2016 but modestly improved over the remainder of the year. Early in the reporting period, the energy sector’s slump, financial market turbulence and a murky outlook on U.S. and global growth weighed on business sentiment and dampened spending. However, business confidence improved in the second half of the year, as oil prices stabilized, recession fears diminished and the election of Donald Trump stoked expectations for new pro-growth fiscal policy.

Given the economy’s consistent expansion and the uptick in the inflation rate, the Fed raised one of its main interest rates in December for the second time in a year, to a range of 0.50% to 0.75%. Additionally at its December 2016 meeting, the Fed revised its forecast from two to three increases in 2017, signaling greater confidence in the economy and rising inflation expectations.

Other market-moving events during the reporting period included a spike in volatility in January and February 2016 triggered by deteriorating sentiment about China’s economy, another sharp downturn in oil prices and concerns about central bank policy both in the U.S. and around the world. The Brexit referendum in June 2016 also caught investors off guard. In response, U.K. sterling fell to 30-year lows and global equities tumbled while perceived safe-haven assets such as gold, the U.S. dollar and government bonds saw large inflows. However, the markets stabilized fairly quickly post-Brexit vote, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Following a relatively calm July and August 2016, volatility resumed in the final months of the reporting period. Investors worried whether central banks were reaching the limits of their effectiveness as global growth continues to stagnate. The health of the European banking sector came into question, renewing concerns about the potential to trigger a wider crisis. Political uncertainty increased leading up to the November U.S. presidential election, and Trump’s unexpected win contributed to an initial sell-off across global markets. However, after digesting the “shock,” U.S. equities rallied strongly and global developed market stocks pared their losses, while emerging markets, fixed income and gold remained lower through the end of the reporting period.

Commercial mortgage-backed securities (CMBS), as measured by the Bloomberg Barclays Commercial Mortgage-Backed Securities (CMBS) Aggregate Index, posted positive absolute returns during the twelve-month reporting period. Spreads on the Bloomberg Barclay’s CMBS Index ended the period tighter amid an improving economic and constrained supply. Supply in 2016 was down approximately 28% versus 2015, but the fourth quarter marked one of the busiest quarters for private label new issuance in over a year as issuers rushed to bring deals before the new risk retention rules took effect on December 24, 2016. The sector’s positive performance was especially impressive following the severe underperformance of mezzanine bonds earlier in the year when lending ground to a halt. Sentiment rebounded during the post-Brexit risk rally and continued following the successful launch of the first risk retention deal. Meanwhile, the legacy CMBS sector continued to rapidly wind down; the legacy sector represented roughly 20% of the outstanding CMBS universe at the end of the reporting period. Collateral performance remained healthy, highlighted by consecutive gains in the Moody’s/REAL Commercial Property Price Index after a brief loss early on in the reporting period.

The non-agency residential mortgage-backed securities (RMBS) sector generated strong total returns fueled by solid housing fundamentals, limited supply and investors’ search for yield. Performance in the Credit Risk Transfer (CRT) market was particularly strong, with the more subordinated tranches tightening 100-150 basis points year-over-year due in part to a number of rating agency upgrades and positive National Association of Insurance Commissioners (NAIC) designations. Excess returns were positive across the legacy subsectors. Housing market indicators were supportive of a strengthening sector. Consistent demand for housing coupled with low inventory levels continued to fuel home price gains. The S&P CoreLogic Case Shiller U.S. National Home Price Index climbed back above its pre-crisis peak in 2006.

6	NUVEEN

What key strategies were used to manage the Funds during this twelve-month reporting period ended December 31, 2016?

Both Funds seek to generate total returns by investing in a diverse portfolio of mortgage-backed securities (MBS), consisting primarily of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, primarily non-agency RMBS and CMBS. Both JLS and JMT may be leveraged directly to a maximum effective leverage of 33% of total net asset value. Each Fund has a limited term of ten years from its inception, at which time all of their net assets will be distributed to shareholder of record. JLS’s since inception date is November 25, 2009 and JMT’s since inception date is February 23, 2010.

During the reporting period, Wellington Management maintained a constructive outlook for CMBS, and continued to believe that the non-agency RMBS sector offered better relative value, and positioned the Funds accordingly. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to mitigate against downside risk. The Funds’ exposure to credit risk transfer (CRT) securities increased, as that market continues to grow and they find attractive opportunities to invest. They divested some of the legacy holdings, as the loan count and size of the deals declined.

For the RMBS sector, the current economic recovery, demographic mix in U.S., and low inventory levels should continue to support housing demand. Home price appreciation surprised to the upside in 2016, but should moderate next year, trending toward the historical range of 3-4%, which is still constructive in our view. Risks to fundamentals include rising rates, decreasing affordability and reexamination of government-sponsored enterprise (GSE) reform under the new administration.

Net supply has been negative, providing a tailwind for legacy non-agency RMBS, as long term investors hold their positions. The sector’s liquidity has shrunk, although this is felt more when buying than selling. The CRT market has grown and matured which has decreased volatility and increased liquidity. The capital market is filling in as bank balance sheets continue to shrink and demand for RMBS credit remains strong.

We have a constructive outlook on most non-agency RMBS, given the continuing recovery of the U.S. housing market supporting credit and the positive technical tailwinds. Given the recent spread tightening, near term return potential is primarily driven by income, especially in the legacy non-agency RMBS and Agency CRT sectors where spreads tightened significantly in 2016. Securitizations in non-traditional sectors, such as, non- and re-performing loans and re-securitizations are also attractive opportunities to provide financing on assets historically financed on bank balance sheets.

For the CMBS sector, commercial real estate (CRE) fundamentals are healthy, supported by a growing U.S. economy and the weak building cycles. Rising U.S. rates could have a negative impact on cap rates. However, higher rates accompanied by a stronger economy should allow net operating income (NOI) growth to partially offset the impact. Also, cap rate spreads are wide and may absorb the rate rise. Vacancies are close to historical tights, supply is largely contained and demand is adequate to keep NOI growth positive. Property prices have recovered all of their lost value from the recession but the pace of appreciation is expected to moderate. After several years of deterioration, underwriting standards are showing signs of improvement. There are pockets of softness in oil dependent office geographies, as well as lower-tier retail. Oil related weakness will be a function of the near-term path of oil prices, whereas we anticipate pockets of weakness in retail for the foreseeable future.

CMBS issuance slowed year-over-year, and we anticipate this trend to continue given risk retention requirements. Issuers will continue to experiment with various structures, but regulators have yet to provide final approval and the cost to originate a CMBS loan has risen. Secondary trading volumes and liquidity have also declined as dealer balance sheets remain limited. Increasing capital burden through uncleared margin requirements have further impacted CMBS

NUVEEN	7

Portfolio Manager’s Comments (continued)

liquidity, especially in the more subordinated tranches. Non-U.S. investors have continued to invest in CRE since it provides yield, safety and diversification. However, the strength of the U.S. dollar is a potential headwind as it will make U.S. property more expensive for foreign buyers.

How did the Funds perform during this twelve-month reporting period ended December 31, 2016?

The tables in the Performance Overview and Holding Summaries section of this report provide total returns for the one-year, five-year and since inception periods ended December 31, 2016. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period, JLS and JMT both outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. This index reflects the general performance of the bond market, but not the specific MBS market in which the Funds primarily invest. The total returns for the Funds were positive, as the broader securitized sectors generated positive returns for the twelve-month reporting period.

Within the Funds, returns for the reporting period were positive across the broad sectors. The primary contributor to the Funds’ returns was the allocation to residential credit, particularly CRT and pre-crisis CMBS sectors. Within CRT, holdings in multi-family CMBS added to performance, especially across holdings of the more subordinated tranches. An allocation to CMBS also positively impacted performance during the reporting period across subordinated agencies, legacy and post-crisis. Within conduit CMBS, subordinated holdings across both legacy and post-crisis were additive.

Our approach to sector allocation has remained consistent since the Funds’ launch. Both Funds seek to generate total returns by investing in a diverse portfolio of MBS consisting primarily of non-agency RMBS and CMBS. While we are constructive on CMBS in the near term, we continue to favor residential credit from a relative value perspective and have a bias to the higher quality collateral types within each sector. With an emphasis on the long-term, we continued to focus on finding opportunities to add securities we feel were best positioned to provide stability of principal and attractive income over the duration of the Funds’ limited terms.

The only subsector which detracted from performance was agency interest only (IO) bonds, as rates rallied over the first half of the reporting period. Specifically, the holdings in GNMA interest only bonds were negatively impacted as interest rates fell and prepayment speeds increased over the first half of the reporting period. There were select bonds which underperformed, but all other major strategies posted a positive total return. The Funds’ also utilized short-term U.S. treasury futures contracts to hedge against increases in interest rates and these positions had a negligible impact on performance during the reporting period.

8	NUVEEN

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive effect on performance during the current reporting period.

As of December 31, 2016, the Funds’ percentages of leverage are as shown in the accompanying table.

	JLS	JMT
Effective Leverage*	27.02%	28.20%
Regulatory Leverage*	27.02%	28.20%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowings activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	January 1, 2016	Draws	Paydowns	December 31, 2016	Average Balance Outstanding	Draws	Paydowns	February 27, 2017
JLS	$147,200,000	$—	$—	$147,200,000	$147,200,000	$—	$—	$147,200,000
JMT	$46,200,000	$—	$—	$46,200,000	$46,200,000	$—	$—	$46,200,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Agreements for further details.

NUVEEN	9

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is as of December 31, 2016, the Funds’ fiscal and tax year end, and may differ from previously issued distribution notifications.

The Funds have a cash flow-based distribution program. Under this program, each Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, each Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for tax purposes) of each Fund’s distributions as of December 31, 2016. These sources include amounts attributable to realized gains and/or returns of capital. The information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2016 will be made in early 2017 and reported to you on Form 1099-DIV. More details about the tax characteristics of each Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of December 31, 2016

	Fiscal YTD Percentage of Distribution				Fiscal YTD Per Share Amounts
Fund	Net Investment Income	Realized Gains	Return of Capital		Distributions	Net Investment Income	Realized Gains	Return of Capital
JLS (FYE 12/31)	83.44%	16.56%	0.0	0%	$1.7102	$1.4270	$0.2832	$0.0000
JMT (FYE 12/31)	85.26%	14.74%	0.0	0%	$1.6713	$1.4250	$0.2463	$0.0000

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of December 31, 2016

	Inception Date	Latest Monthly Per Share Distribution	Annualized			Cumulative
Fund			Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
JLS (FYE 12/31)	11/25/2009	$0.1135	5.44%	6.79%	10.71%	5.70%	6.79%
JMT (FYE 12/31)	2/23/2010	$0.1125	5.59%	6.56%	10.91%	5.90%	6.56%

10	NUVEEN

SHARE REPURCHASES

During August 2016 the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2016, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	JLS	JMT
Shares cumulatively repurchased and retired	0	0
Shares authorized for repurchase	1,590,000	485,000

OTHER SHARE INFORMATION

As of December 31, 2016, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JLS	JMT
NAV	$25.02	$24.14
Share price	$24.07	$23.16
Premium/(Discount) to NAV	(3.80)%	(4.06)%
12-month average premium/(discount) to NAV	(6.40)%	(6.29)%

NUVEEN	11

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Mortgage Opportunity Term Fund (JLS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JLS.

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JMT.

12	NUVEEN

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NUVEEN	13

JLS

Nuveen Mortgage Opportunity Term Fund

Performance Overview and Holding Summaries as of December 31, 2016

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of December 31, 2016

	Average Annual
	1-Year	5-Year	Since Inception
JLS at NAV	6.79%	10.71%	8.61%
JLS at Share Price	13.97%	12.02%	7.77%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	3.39%

Since inception returns are from 11/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	133.4%
Repurchase Agreements	3.5%
Other Assets Less Liabilities	0.1%
Net Assets Plus Borrowings	137.0%
Borrowings	(37.0)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

AAA/U.S. Guaranteed	2.5%
AA	0.8%
A	5.5%
BBB	19.2%
BB or Lower	61.4%
N/R (not rated)	10.6%
Total	100%

NUVEEN	15

JMT

Nuveen Mortgage Opportunity Term Fund 2

Performance Overview and Holding Summaries as of December 31, 2016

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of December 31, 2016

	Average Annual
	1-Year	5-Year	Since Inception
JMT at NAV	6.56%	10.91%	8.57%
JMT at Share Price	11.83%	12.04%	7.72%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	3.48%

Since inception returns are from 2/23/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

16	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	135.1%
Repurchase Agreements	4.2%
Other Assets Less Liabilities	0.0%
Net Assets Plus Borrowings	139.3%
Borrowings	(39.3)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

AAA/U.S. Guaranteed	3.2%
AA	0.8%
A	5.7%
BBB	19.1%
BB or Lower	60.0%
N/R (not rated)	11.2%
Total	100%

NUVEEN	17

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Mortgage Opportunity Term Fund and

Nuveen Mortgage Opportunity Term Fund 2:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Nuveen Mortgage Opportunity Term Fund and Nuveen Mortgage Opportunity Term Fund 2 (hereafter referred to as the “Funds”) as of December 31, 2016, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

February 27, 2017

18	NUVEEN

JLS

Nuveen Mortgage Opportunity Term Fund
Portfolio of Investments	December 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 133.4% (97.5% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 133.4% (97.5% of Total Investments)

	Residential – 133.4%

$3,588	Angel Oak Mortgage Trust, Series 2016-1, 144A	3.500%	7/25/46	N/R	$3,565,973
6,500	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2	1.261%	10/25/35	BB	5,513,650
2,590	Atlas Senior Loan Fund Ltd, Series 2012 -2A, 144A	4.939%	1/30/24	BBB	2,552,562
2,650	Babson CLO Limited, Series 2012-2A, 144A	4.506%	5/15/23	BBB	2,644,287
1,950	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	1,688,080
3,125	Banc of America Merrill Lynch Large Loan Inc., Commericial Mortgage Pass-Through Certificates, Series 2015-200P, 144A	3.596%	4/14/33	BB–	2,842,107
1,867	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa3	1,689,114
2,020	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2006-1	5.619%	9/10/45	Baa1	2,016,840
554	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	3.172%	5/20/36	Caa2	523,718
5,372	Bank of America Funding Trust, 2007-A 2A1	0.937%	2/20/47	CCC	4,703,561
3,829	Bayview Opportunity Master Fund Trust, 2016-CRT1, 144A	2.526%	10/27/27	A–	3,822,477
3,225	BB UBS Trust, Series 2012-SHOW, 144A	4.026%	11/05/36	Baa1	3,122,506
6,453	BCAP LLC Trust, Mortgage Pass-Through Certificates,Series 2006-AA2	0.941%	1/25/37	Caa3	5,318,701
5,268	BCAP LLC Trust, Mortgage Pass-Through Certificates,Series 2007 AA1 2A1	0.951%	3/25/37	Caa3	4,888,557
2,086	Bear Stearns Adjustable Rate Mortgage Trust 2005-3	3.233%	6/25/35	Caa2	1,955,089
3,337	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	3.176%	10/25/36	D	2,887,254
4,441	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	4.635%	6/25/47	D	4,052,479
1,133	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	3.175%	2/25/36	Caa3	948,562
4,365	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	3.077%	2/25/36	Caa3	3,991,066
2,646	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	3.363%	2/25/47	D	2,195,498
4,511	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	3.200%	8/25/46	Ca	3,448,629
6,490	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5	1.251%	10/25/35	BB	5,967,267
4,594	Carrington Securities LP, Mortgage Loan Trust Assset-Backed Pass-Through Certificates Series 2007-HE1	0.921%	6/25/37	Caa1	4,254,429
1,955	CDGJ Commercial Mortgage Trust, Mortgage Pass-Through Certificates, Series 2014-BXCH, 144A	5.017%	12/15/27	BB–	1,963,071
4,424	Chaseflex Trust Series 2007-2	1.051%	5/25/37	CCC	3,960,269
975	CIFC Funding Limited, Series 2012-2A, 144A	4.592%	12/05/24	BBB	974,982
885	CIFC Funding Limited, Series 2012-3A, 144A	5.039%	1/29/25	BBB+	884,973
2,100	CIFC Funding Limited, Series 2014-3A, 144A	4.443%	7/22/26	Baa3	1,993,412
730	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29, 144A	3.110%	4/10/48	BBB–	502,909
932	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006- AR2	3.218%	3/25/36	Caa3	820,535
953	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	3.254%	8/25/35	Caa2	831,354
5,675	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.991%	1/25/37	CCC	3,899,046
1,141	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	3.161%	7/25/37	Caa3	1,020,563
1,718	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	3.109%	11/25/36	D	1,306,840

NUVEEN	19

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	December 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$2,589	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	3.206%	11/25/36	D	$2,178,602
315	Commercial Mortgage Pass-Through Certificates 2012-CR3, 144A	4.770%	10/15/45	A–	315,356
3,820	Commercial Mortgage Pass-Through Certificates Series 2012-CR4, 144A	4.571%	10/15/45	BBB	3,576,092
1,130	Core Industrial Trust, Series 2015-CALW, 144A	3.850%	2/10/34	B	1,062,366
488	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	360,695
4,112	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-19	6.000%	8/25/37	D	3,226,023
1,599	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Ca	1,127,137
4,525	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1	0.911%	8/25/37	Caa2	3,694,508
1,813	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	3.176%	3/20/36	Caa3	1,534,216
981	Countrywide CHL Mortgage Pass-Through Trust Series 2005-HY10	3.499%	2/20/36	Caa2	816,083
3,618	Countrywide Home Loans Mortgage Pass-Through Certificates, Series 2005-HYB7	2.991%	11/20/35	Caa3	3,028,330
4,742	Countrywide Home Loans Mortgage Pass- Through Trust, Series 2007-HY1 1A1	3.034%	4/25/37	D	4,445,234
3,278	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	1.041%	11/25/35	BBB+	3,030,348
702	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.981%	6/25/37	Caa2	656,007
2,636	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-12	3.351%	3/25/36	Caa3	2,089,576
840	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	3.228%	5/25/36	D	776,188
2,100	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1, 144A	3.800%	4/15/50	BBB–	1,713,562
4,700	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C3	3.360%	8/15/48	BBB–	3,479,961
515	Fannie Mae Connecticut Avenue Securities , Series 2016-C03	13.521%	10/25/28	N/R	663,335
3,297	Fannie Mae, Conecticut Ave Securities, Series 2015-C04	6.471%	4/25/28	N/R	3,652,188
1,973	Fannie Mae, Connecticut Avenue Securities, Series 2016-C04	5.021%	1/25/29	B1	2,045,665
830	Fannie Mae, Connecticut Avenue Securities, Series 2016-C04	2.221%	1/25/29	Baa3	835,026
1,900	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03	5.771%	7/25/25	N/R	2,048,261
1,240	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03	5.771%	7/25/25	N/R	1,331,641
3,627	Fannie Mae, Connecticut Avenue Securities, Series 2016-C02	6.771%	9/25/28	B1	4,054,125
2,455	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05	11.521%	1/25/29	N/R	2,798,021
4,734	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05	5.221%	1/25/29	B	4,922,520
1,530	Fannie Mae, Connecticut Avenue Securities, Series 2016-C06	10.021%	4/25/29	N/R	1,579,997
1,950	Fannie Mae, Connecticut Avenue Securities, Series 2016-C07	10.271%	4/25/29	N/R	2,020,051
2,530	Fannie Mae, Connecticut Avenue Securities, Series 2016-C07	5.121%	4/25/29	B	2,602,271
2,271	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	1,842,004
2,055	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	1,667,452
2,865	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates Series 2005-A7	2.885%	9/25/35	Caa2	2,526,440
2,708	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-AA2	2.850%	5/25/36	Ca	2,170,258
1,581	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.996%	8/25/37	D	1,254,157
7,310	Freddie Mac Collaterlized Mortgage REMIC Series 4338, (I/O)	2.490%	6/25/42	Aaa	1,019,687
4,045	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series K720, 144A	3.389%	7/25/22	Ba2	3,483,651
5,400	Freddie Mac Mulitfamily Strucured Pass-Through Certificates, Series K701, (I/O)	2.108%	7/25/48	Aaa	91,596
3,175	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, 144A	3.952%	8/25/47	Baa3	3,129,046
2,000	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2014-K715, 144A	4.126%	2/25/46	Baa2	1,970,423

20	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$3,160	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K44, 144A	3.684%	1/25/48	BBB–	$2,613,055
1,220	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K45, 144A	3.591%	4/25/48	BBB+	1,179,608
250	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K45, 144A	3.591%	4/25/48	BBB–	203,504
1,795	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K49, 144A	3.721%	10/25/48	BBB+	1,707,174
1,295	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K714, 144A	3.849%	1/25/47	Baa3	1,251,792
990	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K54, 144A	3.835%	7/25/49	A–	974,543
1,850	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K54, 144A	4.051%	2/25/26	BBB+	1,797,568
1,299	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K56, 144A	3.936%	6/25/49	BBB–	1,028,190
1,070	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K60, 144A	3.537%	12/25/49	BBB–	852,505
2,600	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K50, 144A	3.779%	10/25/48	BBB–	2,138,291
810	Freddie Mac MultiFamily Mortgage Trust, Strucutred Pass-Through Certificates, Series 2016-K59, 144A	3.575%	11/25/49	A–	726,846
17,405	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.751%	11/25/40	Aaa	1,456,604
11,406	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.662%	7/25/41	Aaa	982,528
16,460	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.725%	9/25/41	Aaa	1,510,545
9,800	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.206%	1/25/42	Aaa	1,185,943
11,060	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K715, (I/O)	2.018%	2/25/41	Aaa	847,091
6,257	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01, (I/O)	1.969%	7/25/40	Aaa	579,847
1,630	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.814%	1/25/43	Aaa	164,938
13,450	Freddie Mac Multifamily Structures Pass-Through Certificates, Series 2011-K012, (I/O)	2.252%	1/25/41	Aaa	1,110,414
775	Freddie Mac MultiFamily Trust, Structured Pass-Through Certificates, Series 2014-K37, 144A	4.558%	1/25/47	A–	758,228
4,311	Freddie Mac MultiFamily, Structured Pass-Through Certificates, Series 2015-K46, 144A	3.695%	4/25/48	BBB–	3,515,960
15,800	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.619%	8/25/40	Aaa	592,544
4,900	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1	5.606%	12/10/49	Ba3	4,902,469
2,920	Ginnie Mae Mortgage Pool, (I/O)	4.000%	9/16/26	Aaa	340,483
15,429	Ginnie Mae Mortgage Pool, (I/O)	3.000%	12/16/27	Aaa	1,415,450
2,639	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5	3.517%	9/19/35	CCC	2,288,035
2,809	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	D	2,437,753
2,588	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.609%	4/19/36	Caa3	2,304,702
4,762	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	1.221%	8/25/37	B3	4,388,500
301	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	3.420%	3/25/47	D	271,523
3,083	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	3.530%	1/25/36	D	2,848,394
4,115	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2014-GC20, 144A	4.867%	4/10/47	BBB–	2,849,147
1,710	Goldman Sachs Mortgage Securities Trust, Series 2014-GC18	4.945%	1/10/47	A3	1,709,639
1,329	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	169,201

NUVEEN	21

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	December 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$970	Green Tree Agency Funding Trust, Manufactured Housing Contract Pass- Through Certificates, Series 2016-T1, 144A	2.380%	10/15/48	AAA	$962,114
3,035	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	3.304%	5/25/37	D	2,468,072
4,049	HarborView Mortgage Loan Trust 2006-12	1.009%	12/19/36	Ca	3,125,916
4,075	Hilton USA Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-HLT, 144A	4.602%	11/05/30	AA	4,080,330
5,020	HomeBanc Mortgage Trust, Mortgage Backed Notes 2005-5	1.031%	1/25/36	Caa1	4,416,202
3,511	HomeBanc Mortgage Trust, Mortgage Backed Notes 2006-2	0.951%	12/25/36	B3	3,106,722
1,180	Honor Automobile Trust, Series 2016-1A, 144A	5.760%	4/15/21	BBB	1,177,665
1,680	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	4.338%	7/25/37	Caa2	1,432,562
3,313	IndyMac INDX Mortgage Loan Trust, Series 07-AR5	3.184%	5/25/37	Ca	2,655,087
3,557	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11	3.154%	8/25/35	Caa3	2,927,591
464	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.984%	11/25/35	Caa3	403,592
720	IndyMac INDX Mortgage Loan Trust, Series 2006-AR11	3.314%	6/25/36	Ca	584,064
1,464	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.981%	7/25/36	Caa3	1,217,923
2,308	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.891%	7/25/36	Caa3	1,900,890
2,336	IndyMac INDX Mortgage Loan Trust, Series 2006-AR39	0.951%	2/25/37	Caa3	2,031,045
5,952	IndyMac INDX Mortgage Loan Trust, Series 2007-AR7 2A1	2.658%	6/25/37	Ca	4,515,087
1,300	InSite Issuer LLC, Series 2016-1A, 144A	6.414%	11/15/46	BB–	1,296,745
1,160	J.P. Morgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	3.251%	6/25/36	Caa2	999,906
3,085	JP Morgan Alternative Loan Trust, Mortgage Pass-Through Certificates 2006-S4	5.960%	12/25/36	Ca	2,697,976
777	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	634,646
5,000	JP Morgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9	5.337%	5/15/47	Ba1	4,929,356
2,765	JP Morgan Chase Commercial Mortgage Security Corporation Trust, Series 2015- JP1	4.743%	1/15/49	A–	2,777,611
413	JP Morgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CB17 AM	5.464%	12/12/43	Baa3	412,627
4,200	JP Morgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5	1.031%	5/25/37	B1	3,483,611
2,794	JP Morgan Mortgage Acquisition Trust, Series 2006-A6	3.186%	10/25/36	Caa2	2,458,933
1,045	JPMBD Commercial Mortgage Securities Trust, Series 2016-C4, 144A	3.097%	12/15/49	BBB–	754,951
4,144	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2015-2, 144A	2.771%	1/01/20	N/R	4,135,349
5,118	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2015-3, 144A	2.780%	3/01/20	N/R	5,111,056
1,824	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2015-4, 144A	2.780%	4/01/20	N/R	1,876,314
2,200	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2016-3, 144A	2.780%	9/01/21	N/R	2,172,943
3,983	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2016-4, 144A	2.771%	10/01/21	N/R	3,934,889
2,915	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2016-5, 144A	2.780%	11/01/21	N/R	2,882,755
1,995	Magnetite CLO Limited, Series 2012-7A, 144A	4.773%	1/15/25	A2	1,994,968
1,215	Marine Park CLO Limited, Series 2012-1A, 144A	4.459%	5/18/23	BBB	1,212,253
2,624	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	3.250%	8/25/36	Caa2	2,404,405
4,565	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	3.217%	6/25/37	D	3,801,489
3,900	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.887%	8/12/49	BB	3,914,366
1,925	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, 144A	4.830%	2/15/47	BBB–	1,682,785
6,380	Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series 2006- HE1	1.061%	1/25/36	B1	5,957,307
4,130	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Cerificates, Series 2006-HQ8	5.460%	3/12/44	Ba1	4,119,782

22	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$2,045	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.334%	10/12/52	Baa1	$1,636,000
1,525	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.334%	10/12/52	Ba1	838,750
4,000	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.707%	4/15/49	Ba2	3,919,229
3,850	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.574%	11/12/49	B1	3,848,406
2,025	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-T29, 144A	6.276%	1/11/43	BB	2,008,521
1,510	Morgan Stanley CApital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK2, 144A	3.000%	11/15/49	BBB–	1,145,998
2,345	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	3.329%	3/25/36	Caa3	1,880,785
507	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-15AR	3.094%	11/25/37	CCC	424,376
3,751	Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5	1.031%	12/25/35	BB+	3,462,111
679	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2016-3A, 144A	3.250%	9/25/56	Aaa	683,815
2,203	Opteum Mortgage Acceptance Corporation, Asset backed Pass Through Certificates, Series 2006-1	1.071%	4/25/36	CCC	1,960,587
4,041	Prestige Auto Receivables Trust, Series 2016-2A, 144A	3.910%	11/15/22	BBB	3,956,945
3,118	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, 2006-QA6	0.961%	7/25/36	Caa3	2,561,462
6,676	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA3	1.071%	4/25/36	Ca	4,756,729
4,795	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	4.032%	9/25/35	Caa3	4,032,415
2,779	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	2,527,351
1,733	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	1,391,881
1,325	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	3.642%	5/25/35	Caa3	1,023,027
1,035	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	4.246%	1/25/36	Caa3	822,767
3,500	Residential ASset Mortgage Products Inc. Asset Backed Pass-Through Certificates, Series 2005-RS7	1.271%	7/25/35	A	3,293,996
7,295	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2	1.061%	2/25/36	A2	6,757,922
2,020	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates Series 2007-SA3	4.290%	7/27/37	D	1,741,201
1,287	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2006-SA3	4.224%	9/25/36	D	1,053,728
2,113	Residential Funding Mortgage Securities I,Mortgage Pass-Through Certificates, Series 2007-SA2	3.633%	4/25/37	Caa2	1,802,727
2,260	Residential Funding Mortgage Securities I,Mortgage Pass-Through Certificates, Series 2007-SA2	3.633%	4/25/37	Caa2	1,928,208
1,443	Residential Funding Mortgage Securities Inc. Mortgage Pass-Through Certificates Series 2006-SA2	4.190%	8/25/36	D	1,257,307
3,900	Santander Drive Auto Receivables Trust, Series 2015-5	3.650%	12/15/21	A–	3,995,328
780	Seneca Park CLO Limited, Asset Backed Securities, Series 2014-1A, 144A	4.523%	7/17/26	Baa3	754,918
3,918	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.362%	2/20/47	D	3,344,916
1,517	Sofi Consumer Loan Program Trust, Series 2016-3, 144A	3.050%	12/26/25	N/R	1,511,130
4,110	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1	0.961%	7/25/37	CCC	3,163,414
3,554	Structured Agency Credit Risk Debt Notes 2014-DN2	2.421%	4/25/24	BBB+	3,582,752
1,143	Structured Agency Credit Risk Debt Notes, Series 2015-DNA1	9.971%	10/25/27	N/R	1,393,943
1,885	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3	10.121%	4/25/28	N/R	2,039,746
5,890	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3	3.621%	4/25/28	BBB–	6,059,981
2,200	Structured Agency Credit Risk Debt Notes, Series 2015-HQ2	2.721%	5/25/25	A3	2,232,860
1,960	Structured Agency Credit Risk Notes, Series 2015-HQA1	9.571%	3/25/28	N/R	2,005,815

NUVEEN	23

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	December 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$2,031	Structured Agency Credit Risk Notes, Series 2015-HQA1	3.421%	3/25/28	BBB–	$2,071,651
2,418	Structured Agency Credit Risk Notes, Series 2015-HQA2	11.271%	5/25/28	N/R	2,768,945
3,150	Structured Agency Credit Risk Notes, Series 2015-HQA2	5.571%	5/25/28	B	3,390,769
4,775	Structured Agency Credit Risk Notes, Series 2016-DNA1	3.671%	7/25/28	Baa3	4,915,444
4,997	Structured Agency Credit Risk Notes, Series 2016-DNA2	5.421%	10/25/28	B1	5,326,646
4,984	Structured Agency Credit Risk Notes, Series 2016-DNA3	2.771%	12/25/28	BBB–	5,030,392
1,785	Structured Agency Credit Risk Notes, Series 2016-DNA4	9.371%	3/25/29	N/R	1,765,535
730	Structured Agency Credit Risk Notes, Series 2016-DNA4	2.071%	3/25/29	BBB–	728,612
3,725	Structured Agency Credit Risk Notes, Series 2016-HQA1	7.121%	9/25/28	B	4,282,773
3,790	Structured Agency Credit Risk Notes, Series 2016-HQA2	5.921%	11/25/28	B1	4,125,057
3,283	Structured Agency Credit Risk Notes, Series 2016-HQA2	3.021%	11/25/28	Baa3	3,350,425
2,500	Structured Agency Credit Risk Notes, Series 2016-HQA3	9.771%	3/25/29	N/R	2,499,986
2,055	Structured Agency Credit Risk Notes, Series 2016-HQA3	4.621%	3/25/29	B+	2,054,997
2,674	Structured Agency Credit Risk Notes, Series 2016-HQA3	2.121%	3/25/29	BBB–	2,667,118
2,560	Structured Agency Credit Risk Notes, Series 2016-HQA4	9.521%	4/25/29	N/R	2,510,045
4,260	Structured Agency Credit Risk Notes, Series 2016-HQA4	2.071%	4/25/29	BBB–	4,229,359
2,306	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-2	3.044%	4/25/37	D	1,914,386
1,349	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	3.551%	10/25/37	Caa1	1,236,114
3,922	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.441%	2/25/37	D	3,383,040
2,315	Voya CLO Limited, Series 2012-3AR, 144A	4.973%	10/15/22	BBB	2,268,397
4,200	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B1	4,238,583
1,366	Wachovia Bank Commercial Mortgage Trust, Commericial Mortgage Pass-Through Certificates, Series 2007-C31	5.684%	4/15/47	B3	1,330,161
3,650	Wachovia Bank Commercial Mortgage Trust, Commericial Mortgage Pass-Through Certificates, Series 2007-C31	5.660%	4/15/47	Ba2	3,682,381
3,825	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.291%	10/15/44	B+	3,420,353
1,459	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.632%	11/25/36	D	1,293,597
2,882	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17	1.394%	12/25/46	Caa3	2,234,630
2,123	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	2.468%	1/25/37	D	1,805,220
1,306	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	2.598%	6/25/37	D	1,205,219
1,402	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-HY1	0.931%	2/25/37	Caa3	1,055,255
1,912	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	Ca	1,546,165
4,421	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.765%	12/25/36	D	3,773,274
3,243	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.671%	12/25/36	D	2,800,697
2,309	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7	1.576%	7/25/46	Caa3	1,863,537
930	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1	6.000%	3/25/37	Caa3	821,212
2,372	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	3.102%	12/28/37	D	2,067,932
2,950	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1	4.104%	5/15/48	BBB–	2,327,267
735	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK1, 144A	3.000%	8/15/49	BBB–	537,394
2,698	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	3.157%	11/25/37	Caa2	2,400,462
3,249	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	3.152%	12/28/37	Caa3	2,982,130
2,714	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR10	2.997%	7/25/36	D	2,546,479

24	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$2,430	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-C20, 144A	3.986%	5/15/47	N/R	$1,785,817
$704,932	Total Long-Term Investments (cost $521,996,048)				530,361,861

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 3.5% (2.5% of Total Investments)

	REPURCHASE AGREEMENTS – 3.5% (2.5% of Total Investments)

$13,836	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price $13,836,109, collateralized by $14,555,000, U.S. Treasury Notes, 1.125%, due 7/31/21, value $14,113,096	0.030%	1/03/17		$13,836,063
	Total Short-Term Investments (cost $13,836,063)				13,836,063
	Total Investments (cost $535,832,111) – 136.9%				544,197,924
	Borrowings – (37.0)% (3), (4)				(147,200,000)
	Other Assets Less Liabilities – 0.1%				606,409
	Net Assets – 100%				$397,604,333

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Borrowings as a percentage of Total Investments is 27.0%.

(4)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(I/O)	Interest only security.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	25

JMT

Nuveen Mortgage Opportunity Term Fund 2
Portfolio of Investments	December 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 135.1% (97.0% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 135.1% (97.0% of Total Investments)

	Residential – 135.1%

$1,060	Angel Oak Mortgage Trust, Series 2016-1, 144A	3.500%	7/25/46	N/R	$1,053,488
2,000	Argent Securities Inc., ASset-Backed Pass-Through Certificates, Series 2005-W2	1.261%	10/25/35	BB	1,696,508
770	Atlas Senior Loan Fund Ltd, Series 2012 -2A, 144A	4.939%	1/30/24	BBB	758,870
785	Babson CLO Limited, Series 2012-2A, 144A	4.506%	5/15/23	BBB	783,308
593	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	513,763
925	Banc of America Merrill Lynch Large Loan Inc., Commericial Mortgage Pass-Through Certificates, Series 2015-200P, 144A	3.596%	4/14/33	BB–	841,264
622	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa3	563,038
600	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2006-1	5.619%	9/10/45	Baa1	599,061
184	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	3.172%	5/20/36	Caa2	174,191
1,672	Bank of America Funding Trust, 2007-A 2A1	0.937%	2/20/47	CCC	1,463,764
1,080	Bayview Opportunity Master Fund Trust, 2016-CRT1, 144A	2.526%	10/27/27	A–	1,078,135
975	BB UBS Trust, Series 2012-SHOW, 144A	4.026%	11/05/36	Baa1	944,013
1,999	BCAP LLC Trust, Mortgage Pass-Through Certificates,Series 2006-AA2	0.941%	1/25/37	Caa3	1,647,754
1,638	BCAP LLC Trust, Mortgage Pass-Through Certificates,Series 2007 AA1 2A1	0.951%	3/25/37	Caa3	1,520,138
645	Bear Stearns Adjustable Rate Mortgage Trust 2005-3	3.233%	6/25/35	Caa2	604,101
1,380	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	3.176%	10/25/36	D	1,194,168
343	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	3.175%	2/25/36	Caa3	287,366
1,337	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	3.077%	2/25/36	Caa3	1,222,598
631	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	3.363%	2/25/47	D	523,437
1,395	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	3.200%	8/25/46	Ca	1,066,586
2,000	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5	1.251%	10/25/35	BB	1,838,911
1,417	Carrington Securities LP, Mortgage Loan Trust Assset-Backed Pass-Through Certificates Series 2007-HE1	0.921%	6/25/37	Caa1	1,312,569
575	CDGJ Commercial Mortgage Trust, Mortgage Pass-Through Certificates, Series 2014-BXCH, 144A	5.017%	12/15/27	BB–	577,650
1,371	Chaseflex Trust Series 2007-2	1.051%	5/25/37	CCC	1,227,234
275	CIFC Funding Limited, Series 2012-2A, 144A	4.592%	12/05/24	BBB	274,995
300	CIFC Funding Limited, Series 2012-3A, 144A	5.039%	1/29/25	BBB+	299,991
625	CIFC Funding Limited, Series 2014-3A, 144A	4.443%	7/22/26	Baa3	593,278
210	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29, 144A	3.110%	4/10/48	BBB–	144,673
123	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006- AR2	3.218%	3/25/36	Caa3	107,965
147	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	3.254%	8/25/35	Caa2	128,438
1,765	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.991%	1/25/37	CCC	1,212,243
371	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	3.161%	7/25/37	Caa3	332,192
225	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	3.109%	11/25/36	D	171,134
190	Commercial Mortgage Pass-Through Certificates 2012-CR3, 144A	4.770%	10/15/45	A–	190,215
1,180	Commercial Mortgage Pass-Through Certificates Series 2012-CR4, 144A	4.571%	10/15/45	BBB	1,104,657

26	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$350	Core Industrial Trust, Series 2015-CALW, 144A	3.850%	2/10/34	B	$329,052
1,212	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	895,812
1,278	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-19	6.000%	8/25/37	D	1,002,800
494	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Ca	348,173
1,390	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1	0.911%	8/25/37	Caa2	1,134,914
1,501	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	3.176%	3/20/36	Caa3	1,270,115
1,123	Countrywide Home Loans Mortgage Pass-Through Certificates, Series 2005-HYB7	2.991%	11/20/35	Caa3	940,322
1,553	Countrywide Home Loans Mortgage Pass-Through Trust, Series 2007-HY1 1A1	3.034%	4/25/37	D	1,455,519
1,072	Countrywide Home Loans, Mortgage Pass-Through Trust Series 2007-HY04	3.121%	9/25/47	D	984,645
1,035	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	1.041%	11/25/35	BBB+	956,791
211	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.981%	6/25/37	Caa2	196,802
429	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-12	3.351%	3/25/36	Caa3	340,219
254	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	3.228%	5/25/36	D	234,590
620	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1, 144A	3.800%	4/15/50	BBB–	505,909
1,400	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C3	3.360%	8/15/48	BBB–	1,036,584
150	Fannie Mae Connecticut Avenue Securities , Series 2016-C03	13.521%	10/25/28	N/R	193,204
977	Fannie Mae, Conecticut Ave Securities, Series 2015-C04	6.471%	4/25/28	N/R	1,082,198
584	Fannie Mae, Connecticut Avenue Securities, Series 2016-C04	5.021%	1/25/29	B1	605,508
244	Fannie Mae, Connecticut Avenue Securities, Series 2016-C04	2.221%	1/25/29	Baa3	245,628
875	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03	5.771%	7/25/25	N/R	943,278
385	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03	5.771%	7/25/25	N/R	413,453
1,074	Fannie Mae, Connecticut Avenue Securities, Series 2016-C02	6.771%	9/25/28	B1	1,200,477
730	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05	11.521%	1/25/29	N/R	831,998
1,393	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05	5.221%	1/25/29	B	1,448,473
450	Fannie Mae, Connecticut Avenue Securities, Series 2016-C06	10.021%	4/25/29	N/R	464,705
575	Fannie Mae, Connecticut Avenue Securities, Series 2016-C07	10.271%	4/25/29	N/R	595,656
755	Fannie Mae, Connecticut Avenue Securities, Series 2016-C07	5.121%	4/25/29	B	776,567
601	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	487,530
1,198	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates Series 2005-A7	2.885%	9/25/35	Caa2	1,056,529
809	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-AA2	2.850%	5/25/36	Ca	648,259
108	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.996%	8/25/37	D	85,491
2,180	Freddie Mac Collaterlized Mortgage REMIC Series 4338, (I/O)	2.490%	6/25/42	Aaa	304,093
1,196	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series K720, 144A	3.389%	7/25/22	Ba2	1,030,311
1,175	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, 144A	3.952%	8/25/47	Baa3	1,157,993
600	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2014-K715, 144A	4.126%	2/25/46	Baa2	591,127
935	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K44, 144A	3.684%	1/25/48	BBB–	773,167
360	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K45, 144A	3.591%	4/25/48	BBB+	348,081
1,065	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K49, 144A	3.721%	10/25/48	BBB+	1,012,742
385	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K714, 144A	3.849%	1/25/47	Baa3	372,154
290	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K54, 144A	3.835%	7/25/49	A–	285,472
550	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K54, 144A	4.051%	2/25/26	BBB+	534,412

NUVEEN	27

JMT	Nuveen Mortgage Opportunity Term Fund 2
	Portfolio of Investments (continued)	December 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$384	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K56, 144A	3.936%	6/25/49	BBB–	$303,945
315	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K60, 144A	3.537%	12/25/49	BBB–	250,971
770	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K50, 144A	3.779%	10/25/48	BBB–	633,263
480	Freddie Mac MultiFamily Mortgage Trust, Strucutred Pass-Through Certificates, Series 2016-K59, 144A	3.575%	11/25/49	A–	430,723
5,375	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.751%	11/25/40	Aaa	449,827
3,521	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.662%	7/25/41	Aaa	303,278
5,015	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.725%	9/25/41	Aaa	460,229
2,775	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.206%	1/25/42	Aaa	335,801
3,305	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K715, (I/O)	2.018%	2/25/41	Aaa	253,132
1,912	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01, (I/O)	1.969%	7/25/40	Aaa	177,174
1,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.814%	1/25/43	Aaa	131,546
4,579	Freddie Mac Multifamily Structures Pass- Through Certificates, Series 2011-K012, (I/O)	2.252%	1/25/41	Aaa	378,014
225	Freddie Mac MultiFamily Trust, Structured Pass-Through Certificates, Series 2014-K37, 144A	4.558%	1/25/47	A–	220,131
1,290	Freddie Mac MultiFamily, Structured Pass-Through Certificates, Series 2015-K46, 144A	3.695%	4/25/48	BBB–	1,052,190
4,885	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.619%	8/25/40	Aaa	183,216
1,450	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1	5.606%	12/10/49	Ba3	1,450,731
862	Ginnie Mae Mortgage Pool, (I/O)	4.000%	9/16/26	Aaa	100,496
4,572	Ginnie Mae Mortgage Pool, (I/O)	3.000%	12/16/27	Aaa	419,473
864	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	D	749,894
774	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.609%	4/19/36	Caa3	689,619
1,470	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	1.221%	8/25/37	B3	1,354,975
316	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	3.420%	3/25/47	D	284,473
1,006	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	3.530%	1/25/36	D	929,733
1,130	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2014-GC20, 144A	4.867%	4/10/47	BBB–	782,390
525	Goldman Sachs Mortgage Securities Trust, Series 2014-GC18	4.945%	1/10/47	A3	524,889
443	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	56,400
290	Green Tree Agency Funding Trust, Manufactured Housing Contract Pass-Through Certificates, Series 2016-T1, 144A	2.380%	10/15/48	AAA	287,642
309	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	3.304%	5/25/37	D	251,357
1,227	HarborView Mortgage Loan Trust 2006-12	1.009%	12/19/36	Ca	947,247
1,200	Hilton USA Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-HLT, 144A	4.602%	11/05/30	AA	1,201,570
1,549	HomeBanc Mortgage Trust, Mortgage Backed Notes 2005-5	1.031%	1/25/36	Caa1	1,363,164
1,053	HomeBanc Mortgage Trust, Mortgage Backed Notes 2006-2	0.951%	12/25/36	B3	932,016
628	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	4.338%	7/25/37	Caa2	535,505
991	IndyMac INDX Mortgage Loan Trust, Series 07-AR5	3.184%	5/25/37	Ca	793,789
1,061	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11	3.154%	8/25/35	Caa3	872,954
1,504	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.984%	11/25/35	Caa3	1,308,278
211	IndyMac INDX Mortgage Loan Trust, Series 2006-AR11	3.314%	6/25/36	Ca	171,000
436	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.981%	7/25/36	Caa3	362,357
719	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.891%	7/25/36	Caa3	592,296
696	IndyMac INDX Mortgage Loan Trust, Series 2006-AR39	0.951%	2/25/37	Caa3	604,848
609	IndyMac INDX Mortgage Loan Trust, Series 2006-AR3	2.980%	3/25/36	Ca	476,295
1,860	IndyMac INDX Mortgage Loan Trust, Series 2007-AR7 2A1	2.658%	6/25/37	Ca	1,411,197

28	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$385	InSite Issuer LLC, Series 2016-1A, 144A	6.414%	11/15/46	BB–	$384,036
366	J.P. Morgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	3.251%	6/25/36	Caa2	315,645
935	JP Morgan Alternative Loan Trust, Mortgage Pass-Through Certificates 2006-S4	5.960%	12/25/36	Ca	817,568
241	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	196,740
1,300	JP Morgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9	5.337%	5/15/47	Ba1	1,281,632
810	JP Morgan Chase Commercial Mortgage Security Corporation Trust, Series 2015- JP1	4.743%	1/15/49	A–	813,694
126	JP Morgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CB17 AM	5.464%	12/12/43	Baa3	125,582
1,250	JP Morgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5	1.031%	5/25/37	B1	1,036,789
852	JP Morgan Mortgage Acquisition Trust, Series 2006-A6	3.186%	10/25/36	Caa2	750,183
305	JPMBD Commercial Mortgage Securities Trust, Series 2016-C4, 144A	3.097%	12/15/49	BBB–	220,654
1,234	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2015-2, 144A	2.771%	1/01/20	N/R	1,231,043
1,526	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2015-3, 144A	2.780%	3/01/20	N/R	1,524,232
576	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2015-4, 144A	2.780%	4/01/20	N/R	592,520
218	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2016-3, 144A	2.780%	9/01/21	N/R	214,906
1,178	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2016-4, 144A	2.771%	10/01/21	N/R	1,163,854
861	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2016-5, 144A	2.780%	11/01/21	N/R	851,283
1,161	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2016-6, 144A	2.771%	11/01/21	N/R	1,144,672
550	Magnetite CLO Limited, Series 2012-7A, 144A	4.773%	1/15/25	A2	549,991
360	Marine Park CLO Limited, Series 2012-1A, 144A	4.459%	5/18/23	BBB	359,186
1,145	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	3.250%	8/25/36	Caa2	1,049,050
1,395	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	3.217%	6/25/37	D	1,161,944
1,100	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.887%	8/12/49	BB	1,104,052
575	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, 144A	4.830%	2/15/47	BBB–	502,650
1,949	Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series 2006- HE1	1.061%	1/25/36	B1	1,819,856
1,230	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Cerificates, Series 2006-HQ8	5.460%	3/12/44	Ba1	1,226,957
625	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.334%	10/12/52	Baa1	500,000
440	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.334%	10/12/52	Ba1	242,000
1,200	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.707%	4/15/49	Ba2	1,175,769
1,150	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.574%	11/12/49	B1	1,149,524
600	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-T29, 144A	6.276%	1/11/43	BB	595,117
445	Morgan Stanley CApital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK2, 144A	3.000%	11/15/49	BBB–	337,728
188	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	3.329%	3/25/36	Caa3	150,746
1,385	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13	6.000%	10/25/37	D	1,162,825
652	Mortgage Asset Securitization Transactions Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2007-HF2	1.081%	9/25/37	B1	590,231
500	Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5	1.031%	12/25/35	BB+	461,658
203	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2016-3A, 144A	3.250%	9/25/56	Aaa	204,328

NUVEEN	29

JMT	Nuveen Mortgage Opportunity Term Fund 2
	Portfolio of Investments (continued)	December 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$642	Opteum Mortgage Acceptance Corporation, Asset backed Pass-Through Certificates, Series 2006-1	1.071%	4/25/36	CCC	$571,267
1,196	Prestige Auto Receivables Trust, Series 2016-2A, 144A	3.910%	11/15/22	BBB	1,171,123
970	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, 2006-QA6	0.961%	7/25/36	Caa3	796,552
640	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA3	1.071%	4/25/36	Ca	455,927
1,491	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	4.032%	9/25/35	Caa3	1,253,601
858	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	780,020
543	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	435,766
786	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	4.246%	1/25/36	Caa3	624,935
950	Residential ASset Mortgage Products Inc. Asset Backed Pass-Through Certificates, Series 2005-RS7	1.271%	7/25/35	A	894,085
2,255	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2	1.061%	2/25/36	A2	2,088,981
281	Residential Funding Mortgage Securities I,Mortgage Pass-Through Certificates, Series 2007-SA2	3.633%	4/25/37	Caa2	239,827
1,213	Residential Funding Mortgage Securities I,Mortgage Pass-Through Certificates, Series 2007-SA2	3.633%	4/25/37	Caa2	1,034,614
1,100	Santander Drive Auto Receivables Trust, Series 2015-5	3.650%	12/15/21	A–	1,126,888
235	Seneca Park CLO Limited, Asset Backed Securities, Series 2014-1A, 144A	4.523%	7/17/26	Baa3	227,443
1,201	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.362%	2/20/47	D	1,025,180
1,010	SLM Student Loan Trust, Series 2008-1, Class A1	1.688%	1/25/22	AAA	979,099
449	Sofi Consumer Loan Program Trust, Series 2016-3, 144A	3.050%	12/26/25	N/R	447,564
1,263	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1	0.961%	7/25/37	CCC	971,620
1,052	Structured Agency Credit Risk Debt Notes 2014-DN2	2.421%	4/25/24	BBB+	1,060,366
339	Structured Agency Credit Risk Debt Notes, Series 2015-DNA1	9.971%	10/25/27	N/R	413,922
595	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3	10.121%	4/25/28	N/R	643,846
1,700	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3	3.621%	4/25/28	BBB–	1,749,061
900	Structured Agency Credit Risk Debt Notes, Series 2015-HQ2	2.721%	5/25/25	A3	913,697
545	Structured Agency Credit Risk Notes, Series 2015-HQA1	9.571%	3/25/28	N/R	557,739
351	Structured Agency Credit Risk Notes, Series 2015-HQA1	3.421%	3/25/28	BBB–	358,144
723	Structured Agency Credit Risk Notes, Series 2015-HQA2	11.271%	5/25/28	N/R	827,829
950	Structured Agency Credit Risk Notes, Series 2015-HQA2	5.571%	5/25/28	B	1,022,613
1,425	Structured Agency Credit Risk Notes, Series 2016-DNA1	3.671%	7/25/28	Baa3	1,466,913
1,471	Structured Agency Credit Risk Notes, Series 2016-DNA2	5.421%	10/25/28	B1	1,568,040
1,475	Structured Agency Credit Risk Notes, Series 2016-DNA3	2.771%	12/25/28	BBB–	1,488,730
530	Structured Agency Credit Risk Notes, Series 2016-DNA4	9.371%	3/25/29	N/R	524,220
250	Structured Agency Credit Risk Notes, Series 2016-DNA4	2.071%	3/25/29	BBB–	249,525
1,100	Structured Agency Credit Risk Notes, Series 2016-HQA1	7.121%	9/25/28	B	1,264,711
1,125	Structured Agency Credit Risk Notes, Series 2016-HQA2	5.921%	11/25/28	B1	1,224,456
1,109	Structured Agency Credit Risk Notes, Series 2016-HQA2	3.021%	11/25/28	Baa3	1,131,776
810	Structured Agency Credit Risk Notes, Series 2016-HQA3	9.771%	3/25/29	N/R	809,995
610	Structured Agency Credit Risk Notes, Series 2016-HQA3	4.621%	3/25/29	B+	609,999
596	Structured Agency Credit Risk Notes, Series 2016-HQA3	2.121%	3/25/29	BBB–	594,466
790	Structured Agency Credit Risk Notes, Series 2016-HQA4	9.521%	4/25/29	N/R	774,584
1,260	Structured Agency Credit Risk Notes, Series 2016-HQA4	2.071%	4/25/29	BBB–	1,250,937
1,467	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.441%	2/25/37	D	1,265,752
685	Voya CLO Limited, Series 2012-3AR, 144A	4.973%	10/15/22	BBB	671,210
1,300	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B1	1,311,942
455	Wachovia Bank Commercial Mortgage Trust, Commericial Mortgage Pass-Through Certificates, Series 2007-C31	5.684%	4/15/47	B3	443,388
1,100	Wachovia Bank Commercial Mortgage Trust, Commericial Mortgage Pass-Through Certificates, Series 2007-C31	5.660%	4/15/47	Ba2	1,109,759
1,175	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.291%	10/15/44	B+	1,050,697

30	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$437	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.632%	11/25/36	D	$387,612
863	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17	1.394%	12/25/46	Caa3	669,134
504	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	2.468%	1/25/37	D	428,249
339	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	2.598%	6/25/37	D	312,823
415	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-HY1	0.931%	2/25/37	Caa3	312,099
1,232	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.671%	12/25/36	D	1,064,033
693	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7	1.576%	7/25/46	Caa3	559,358
1,196	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1	6.000%	3/25/37	Caa3	1,056,695
727	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	3.102%	12/28/37	D	633,764
880	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1	4.104%	5/15/48	BBB–	694,236
215	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK1, 144A	3.000%	8/15/49	BBB–	157,197
823	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	3.157%	11/25/37	Caa2	732,379
658	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	3.152%	12/28/37	Caa3	604,309
730	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-C20, 144A	3.986%	5/15/47	N/R	536,481
$210,559	Total Long-Term Investments (cost $155,931,377)				158,830,300

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 4.2% (3.0% of Total Investments)

	REPURCHASE AGREEMENTS – 4.2% (3.0% of Total Investments)

$4,946	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price $4,945,838, collateralized by $4,990,000 U.S. Treasury Notes, 2.125%, due 6/30/22, value $5,049,132	0.030%	1/03/17		$4,945,822
	Total Short-Term Investments (cost $4,945,822)				4,945,822
	Total Investments (cost $160,877,199) – 139.3%				163,776,122
	Borrowings – (39.3)% (3), (4)				(46,200,000)
	Other Assets Less Liabilities – 0.0%				30,460
	Net Assets – 100%				$117,606,582

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Borrowings as a percentage of Total Investments is 28.2%.

(4)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(I/O)	Interest only security.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	31

Statement of Assets and Liabilities	December 31, 2016

	JLS	JMT
Assets
Long-term investments, at value (cost $521,996,048 and $155,931,377 respectively)	$530,361,861	$158,830,300
Short-term investments, at value (cost approximates value)	13,836,063	4,945,822
Cash	65,914	20,422
Receivable for interest	1,582,097	473,041
Other assets	35,694	1,190
Total assets	545,881,629	164,270,775
Liabilities
Borrowings	147,200,000	46,200,000
Accrued expenses:
Management fees	506,323	154,481
Interest on borrowings	287,068	90,099
Trustees fees	36,123	946
Other	247,782	218,667
Total liabilities	148,277,296	46,664,193
Net assets	$397,604,333	$117,606,582
Shares outstanding	15,888,417	4,871,277
Net asset value (“NAV”) per share outstanding	$25.02	$24.14
Net assets consist of:
Shares, $0.01 par value per share	$158,884	$48,713
Paid-in surplus	372,372,911	110,607,759
Undistributed (Over-distribution of) net investment income	3,016,914	130,598
Accumulated net realized gain (loss)	13,689,811	3,920,589
Net unrealized appreciation (depreciation)	8,365,813	2,898,923
Net assets	$397,604,333	$117,606,582
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

32	NUVEEN

Statement of Operations	Year Ended December 31, 2016

	JLS	JMT
Investment Income	$34,392,131	$10,408,090
Expenses
Management fees	5,925,312	1,808,941
Interest expense on borrowings	3,119,895	979,206
Custodian fees	136,002	103,422
Trustees fees	15,806	4,779
Professional fees	146,816	132,680
Shareholder reporting expenses	53,190	19,521
Shareholder servicing agent fees	177	177
Stock exchange listing fees	7,832	7,832
Investor relations expense	120,115	41,274
Other	24,454	18,591
Total expenses	9,549,599	3,116,423
Net investment income (loss)	24,842,532	7,291,667
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,976,786	260,275
Futures contracts	(91,714)	(19,108)
Change in net unrealized appreciation (depreciation) of:
Investments	(531,861)	(57,561)
Futures contracts	(19,600)	(6,605)
Net realized and unrealized gain (loss)	1,333,611	177,001
Net increase (decrease) in net assets from operations	$26,176,143	$7,468,668

See accompanying notes to financial statements.

NUVEEN	33

Statement of Changes in Net Assets

	JLS		JMT
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$24,842,532	$20,360,151	$7,291,667	$5,844,456
Net realized gain (loss) from:
Investments	1,976,786	5,290,623	260,275	1,302,117
Futures contracts	(91,714)	(133,341)	(19,108)	(39,063)
Change in net unrealized appreciation (depreciation) of:
Investments	(531,861)	(18,409,232)	(57,561)	(5,160,819)
Futures contracts	(19,600)	36,123	(6,605)	5,787
Net increase (decrease) in net assets from operations	26,176,143	7,144,324	7,468,668	1,952,478
Distributions to Shareholders
From net investment income	(22,672,771)	(17,876,463)	(6,941,570)	(4,900,338)
From accumulated net realized gains	(4,499,600)	(3,982,922)	(1,199,796)	(948,412)
Return of capital	—	(2,259,232)	—	(1,604,304)
Decrease in net assets from distributions to shareholders	(27,172,371)	(24,118,617)	(8,141,366)	(7,453,054)
Net increase (decrease) in net assets	(996,228)	(16,974,293)	(672,698)	(5,500,576)
Net assets at the beginning of period	398,600,561	415,574,854	118,279,280	123,779,856
Net assets at the end of period	$397,604,333	$398,600,561	$117,606,582	$118,279,280
Undistributed (Over-distribution of) net investment income at the end of period	$3,016,914	$169,086	$130,598	$53,963

See accompanying notes to financial statements.

34	NUVEEN

Statement of Cash Flows	Year Ended December 31, 2016

	JLS	JMT
Cash Flows from Operating Activities
Net Increase (Decrease) In Net Assets from Operations	$26,176,143	$7,468,668
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(368,985,457)	(114,424,602)
Proceeds from sales and maturities of investments	377,558,287	117,018,092
Proceeds from (Purchases of) short-term investments, net	6,481,447	2,131,683
Amortization (Accretion) of premiums and discounts, net	(3,699,846)	(1,135,588)
(Increase) Decrease in:
Receivable for interest	(159,093)	(30,869)
Receivable for investments sold	119	12,715
Other assets	(3,051)	45
Increase (Decrease) in:
Payable for variation margin on futures contracts	(10,906)	(2,391)
Accrued management fees	(2,354)	(1,187)
Accrued interest on borrowings	63,133	19,815
Accrued Trustees fees	3,182	43
Accrued other expenses	116,388	50,537
Net realized (gain) loss from:
Investments	(1,976,786)	(260,275)
Paydowns	(8,911,932)	(2,757,759)
Change in net unrealized (appreciation) depreciation of investments	531,861	57,561
Net cash provided by (used in) operating activities	27,181,135	8,146,488
Cash Flows from Financing Activities:
Cash distributions paid to shareholders	(27,172,371)	(8,141,366)
Net cash provided by (used in) financing activities	(27,172,371)	(8,141,366)
Net Increase (Decrease) in Cash	8,764	5,122
Cash at the beginning of period	57,150	15,300
Cash at the end of period	$65,914	$20,422

Supplemental Disclosure of Cash Flow Information	JLS	JMT
Cash paid for interest on borrowings (excluding borrowing costs)	$3,056,762	$959,391

See accompanying notes to financial statements.

NUVEEN	35

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV	Ending Share Price

JLS
Year ended 12/31:
2016	$25.09	$1.56	$0.08	$1.64	$(1.43)	$(0.28)	$—	$(1.71)	$25.02	$24.07
2015	26.16	1.28	(0.83)	0.45	(1.13)	(0.25)	(0.14)	(1.52)	25.09	22.71
2014	25.84	1.25	0.62	1.87	(1.00)	(0.55)*	— *	(1.55)	26.16	23.15
2013	26.59	1.08	0.99	2.07	(1.44)	(1.38)*	— *	(2.82)	25.84	23.14
2012	21.89	1.27	5.50	6.77	(1.42)	(0.65)	—	(2.07)	26.59	27.22

JMT
Year ended 12/31:
2016	24.28	1.50	0.04	1.54	(1.43)	(0.25)	—	(1.68)	24.14	23.16
2015	25.41	1.20	(0.80)	0.40	(1.01)	(0.19)	(0.33)	(1.53)	24.28	22.29
2014	25.08	1.22	0.67	1.89	(0.85)	— **	(0.71)	(1.56)	25.41	23.17
2013	26.95	1.06	0.79	1.85	(1.43)	(2.26)	(0.03)	(3.72)	25.08	22.97
2012	21.78	1.19	6.05	7.24	(1.51)	(0.56)	—	(2.07)	26.95	27.18

	Borrowings at the End of Period(b)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JLS
Year Ended 12/31:
2016	$147,200	$3,701
2015	147,200	3,708
2014	147,200	3,823
2013	124,550	4,296

JMT
Year Ended 12/31:
2016	46,200	3,546
2015	46,200	3,560
2014	46,200	3,679
2013	39,450	4,097

36	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(d)

Based on NAV(c)	Based on Share Price(c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

6.79%	13.97%	$397,604	2.42%	6.29%	73%
1.71	4.82	398,601	2.24	4.96	24
7.31	6.72	415,575	2.20	4.72	17
7.96	(4.85)	410,532	2.22	3.99	22
32.15	45.47	422,117	1.45	5.22	12

6.56	11.83	117,607	2.67	6.24	76
1.56	3.01	118,279	2.47	4.79	23
7.63	7.81	123,780	2.42	4.72	16
7.05	(1.84)	122,193	2.38	3.91	21
34.56	44.87	130,855	1.61	4.84	12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	The Fund did not use borrowings prior to the fiscal year ended December 31, 2013.
(c)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(d) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets(b)
JLS
Year ended 12/31:
2016	0.79%
2015	0.63
2014	0.60
2013	0.65
2012	0.02

Ratios of Interest Expense to Average Net Assets(b)
JMT
Year ended 12/31:
2016	0.84%
2015	0.66
2014	0.63
2013	0.66
2012	0.01

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Revised. See Notes to Financial Statements, Note 6 – Income Tax Information for further details.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	37

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Mortgage Opportunity Term Fund (JLS)

•	Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified closed-end management investment companies. JLS and JMT were organized as Massachusetts business trusts on September 10, 2009 and December 16, 2009, respectively. It is anticipated that JLS and JMT will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their assets to shareholders of record as of the date of termination.

The end of the reporting period for the Funds is December 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Wellington Management Company LLP (“Wellington Management”) (the “Sub-Adviser”). Wellington Management manages the Funds’ investments in mortgage-backed securities (“MBS”) and other permitted investments.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to generate attractive total returns through opportunistic investments in MBS. Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Each Fund may also invest up to 20% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in other permitted investments, including cash and cash equivalents, U.S. treasury securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts (“REITs”), as permitted by the 1940 Act.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

38	NUVEEN

As of the end of the reporting period, the Funds did not have any when-issued/delayed delivery purchase commitments.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), each Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Funds receive may differ from each Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from a Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Leverage

Each Fund intends to use leverage to enhance the total return potential of its overall investment strategy. Each Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect) to 33% of its managed assets.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

NUVEEN	39

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JLS	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Mortgage-Backed Securities	$—	$530,361,861	$—	$530,361,861

Short-Term Investments:
Repurchase Agreements	—	13,836,063	—	13,836,063
Total	$—	$544,197,924	$—	$544,197,924

40	NUVEEN

JMT	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Mortgage-Backed Securities	$—	$158,830,300	$—	$158,830,300

Short-Term Investments:
Repurchase Agreements	—	4,945,822	—	4,945,822
Total	$—	$163,776,122	$—	$163,776,122
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JLS	Fixed Income Clearing Corporation	$13,836,063	$(13,836,063)	$—
JMT	Fixed Income Clearing Corporation	4,945,822	(4,945,822)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value

NUVEEN	41

Notes to Financial Statements (continued)

recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the open contracts. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely, if a Fund has unrealized depreciation, the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Funds utilized short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	JLS	JMT
Average notional amount of futures contracts outstanding*	$1,265,427	$402,289
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
JLS	Interest rate	Futures contracts	$(91,714)	$(19,600)
JMT	Interest rate	Futures contracts	(19,108)	(6,605)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

42	NUVEEN

4. Fund Shares

Share Transactions

The Funds did not have any transactions in shares during the current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	JLS	JMT
Purchases	$368,985,457	$114,424,602
Sales and maturities	377,558,287	117,018,092

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of market discount accretion on investments, recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of December 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	JLS	JMT
Cost of investments	$524,941,699	$158,062,635
Gross unrealized:
Appreciation	$21,616,352	$6,821,328
Depreciation	(2,360,127)	(1,107,841)
Net unrealized appreciation (depreciation) of investments	$19,256,225	$5,713,487

Permanent differences, primarily due to investments in MBS and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2016, the Funds’ tax year-end, as follows:

	JLS	JMT
Paid-in surplus	$6,955,391	$(81,369)
Undistributed (Over-distribution of) net investment income	678,067	(273,462)
Accumulated net realized gain (loss)	(7,633,458)	354,831

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2016, the Funds’ tax year end, were as follows:
	JLS	JMT
Undistributed net ordinary income	$5,344,163	$788,054
Undistributed net long-term capital gains	472,148	448,569

NUVEEN	43

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended December 31, 2016 and December 31, 2015 was designated for purposes of the dividends paid deduction as follows:
2016	JLS	JMT
Distributions from net ordinary income[1]	$22,672,771	$6,941,570
Distributions from net long-term capital gains[2]	4,499,600	1,199,796
Return of capital	—	—

2015	JLS	JMT
Distributions from net ordinary income[1]	$17,876,463	$4,900,338
Distributions from net long-term capital gains	3,982,922	948,412
Return of capital	2,259,232	1,604,304

[1]      Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

[2]      The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2016.

During the current reporting period JLS identified a miscalculation in the character of the distributions (capital gain vs return of capital) during the fiscal years ended December 31, 2013 and 2014. For each reporting period, the miscalculation, which resulted in a cumulative understatement of realized gains and an overstatement of return of capital of $5,979,775 as of December 31, 2014, did not impact net assets, total return or total distributions declared and paid to the Fund shareholders for any period. JLS has presented the revised per share components for the fiscal years ended December 31, 2013 and 2014 in the December 31, 2016 Financial Highlights to reclassify the return of capital of $0.06 and $0.32, respectively, to a realized gain distribution.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Pursuant to an investment management agreement between each Fund and the Adviser, the Adviser receives 40% of each Fund’s total annual management fee. The Adviser’s portion of the management fee compensates the Adviser for overall investment advisory and administrative services provided to each Fund and general office facilities. Pursuant to an investment sub-advisory agreement between each Fund and Wellington Management, Wellington Management receives 60% of each Fund’s total annual management fee. NAM is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period January 1, 2016 through July 31, 2016, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets[1]	JLS JMT Fund-Level Fee
For the first $125 million	0.9500%
For the next $125 million	0.9375
For the next $150 million	0.9250
For managed assets over $400 million	0.9125

Effective August 1, 2016, the annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets[1]	JLS JMT Fund-Level Fee
For the first $125 million	0.9500%
For the next $125 million	0.9375
For the next $150 million	0.9250
For the next $600 million	0.9125
For managed assets over $1 billion	0.9000

44	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level[2]	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
[1]	“Managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for the purposes of U.S. GAAP).
[2]	The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen fund’s investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2016, the complex-level fee for each Fund was 0.1625%.

Other Transactions with Affiliates

The Funds pay no compensation directly to those of their trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Each Fund has entered into a borrowing arrangement (“Borrowings”) with a bank as a means of leverage. Each Fund’s maximum commitment amount under its Borrowings is as follows:

	JLS	JMT
Maximum commitment amount	$148,000,000	$46,500,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JLS	JMT
Outstanding balance on Borrowings	$147,200,000	$46,200,000

Interest charged on the outstanding balance on Borrowings for each Fund its equal to the 3-Month LIBOR (London Inter-Bank Offered Rate) plus 1.45% per annum on the amount borrowed. In addition to interest expense, each Fund may also pay a fee of 1.45%, which shall accrue daily based on the amount of the difference between 90% of the maximum commitment amount and the drawn balance, when such drawn balance is less than 90% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JLS	JMT
Average daily balance outstanding	$147,200,000	$46,200,000
Average annual interest rate	2.09%	2.09%

In order to maintain these Borrowings, each Fund must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are fully secured by eligible securities held in its Portfolio of Investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

NUVEEN	45

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (8oo) 257-8787

Distribution Information:

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2016:

	JLS	JMT
% of Interest-Related Dividends	100%	100%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JLS	JMT
Shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

46	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Bloomberg Barclays Commercial Mortgage-Backed Securities (CMBS) Aggregate Index: An index that measures the performance of the commercial mortgage-backed securities market. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Credit Risk Transfer (CRT) Securities: These are general obligations of the U. S. Federal National Mortgage Associate (Fannie Mae) and the U.S. Federal Home Loan Mortgage Corporation (Freddie Mac). These Government Sponsored Enterprises (GSEs) are mandated to expand the secondary market for residential mortgage loans through securitization.

∎	Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate.

NUVEEN	47

Glossary of Terms Used in this Report (Unaudited) (continued)

RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (subprime).

48	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time,

should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (8oo) 257-8787.

NUVEEN	49

Board

Members & Officers (Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		182

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		182

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		182

∎ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		182

50	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ALBIN F. MOSCHNER(2)			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		182

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		182

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		182

∎ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		182

∎ TERENCE J. TOTH			Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		182

NUVEEN	51

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MARGARET L. WOLFF			Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		182

Interested Board Members:

∎ WILLIAM ADAMS IV(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co- Co-President, Global Products and Solutions (since January 2017), formerly, Chief Executive Officer (2016-2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		182

∎ MARGO L. COOK(2)(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		182

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		183

52	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		183

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		183

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		183

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017)of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		183

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), Secretary (since 2016) and General Counsel (since 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Senior Managing Director (since January 2017), formerly, Executive Vice President (2016-2017), formerly, Managing Director (2008-2016), and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		183

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		183

NUVEEN	53

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ CHRISTOPHER M. ROHRBACHER

Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		183

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		183

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		183

(1)	The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

54	NUVEEN

Notes

NUVEEN	55

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-H-1216D        23202-INV-Y-03/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN MORTGAGE OPPORTUNITY TERM FUND 2

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2016	$49,715	$0	$86,269	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2015	$48,179	$303	$92,833	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2016	$86,269	$0	$0	$86,269
December 31, 2015	$92,833	$0	$0	$92,833

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Wellington Management Company, LLP (“Wellington Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”). NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Wellington Management Company LLP (“Wellington Management”) as Sub-Adviser to provide discretionary investment advisory services. Wellington Management exercises day-to-day responsibility for managing the registrant’s direct investments in mortgage-backed securities and other permitted investments. The following section provides information on the persons at the Sub-Adviser who are primarily responsible for the day-to-day management of the registrant’s portfolio:

Wellington Management

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

Michael F. Garrett, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the registrant since its inception. Mr. Garrett joined Wellington Management as an investment professional in 1999.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER as of DECEMBER 31, 2016

Portfolio Manager	All Accounts (includes registrant)
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)
Michael F. Garrett	11	$28.88	13	$1.97	19	$7.89

Portfolio Manager	Accounts with Performance Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Michael F. Garrett	0	0	1	$350	1	$1.53

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Garrett also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3).	PORTFOLIO MANAGER COMPENSATION

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Mortgage Opportunity Term Fund 2. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2016.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The incentive paid to the Portfolio Manager, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Garrett is a Partner.

Item 8(a)(4).	OWNERSHIP OF REGISTRANT’S SECURITIES AS OF DECEMBER 31, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael F. Garrett					X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund 2

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2017